UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As previously reported, on June 27, 2019, KBS Real Estate Investment Trust III, Inc. (the “Company”), through 12 wholly owned subsidiaries, entered into a Portfolio Purchase and Sale Agreement and Escrow Instructions pursuant to which the Company agreed to sell, subject to the closing conditions, 11 of its properties (the “Portfolio”) to various subsidiaries of Prime US REIT, a newly formed Singapore real estate investment trust (the “SREIT”) that is expected to be listed on the Singapore Stock Exchange (the “Singapore Transaction”). Also as previously report, on June 27, 2019, KBS REIT Properties III LLC, the Company’s indirect wholly owned subsidiary (“REIT Properties III”), entered into a Subscription Agreement with the SREIT’s Manager (defined below) to subscribe for $201.0 million of the units to be issued by the SREIT (the “Subscription Units”).
As part of the Singapore Transaction, on July 8, 2019, each of the Company, KBS Limited Partnership III, KBS REIT Holdings III LLC and REIT Properties III (collectively, the “REIT III Entities”) entered into lock-up letter agreements with DBS Bank Ltd., Merrill Lynch (Singapore) Pte. Ltd., China International Capital Corporation (Singapore) Pte. Limited, Credit Suisse (Singapore) Limited, Maybank Kim Eng Securities Pte. Ltd. and Oversea-Chinese Banking Corporation Limited (collectively, the “Banks”) whereby each of the REIT III Entities agreed to hold 100% of the Subscription Units for six months following the listing of the SREIT on the Singapore Stock Exchange and to hold 50% of the Subscription Units for 12 months following the listing of the SREIT on the Singapore Stock Exchange. During the respective lock-up periods, without the prior written consent of the Banks or unless specifically set forth in the lock-up letter agreements, the REIT III Entities may not offer, sell, pledge, option, grant any rights or warrants, or enter into any swap, hedge or other similar arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Subscription Units.
The Singapore Transaction is scheduled to close in July 2019; however, the Company can offer no assurances that the Singapore Transaction will close in July 2019 or at all.
The SREIT will be externally managed by a joint venture (the “Manager”) currently among (i) KBS Asia Partners Pte. Ltd., an entity in which Charles J. Schreiber, Jr., the Company’s Chief Executive Officer, Chairman of the Board and a director, and the Linda Bren 2017 Trust will have an indirect majority ownership interest; (ii) Keppel Capital Two Pte. Ltd, which is not affiliated with the Company; and (iii) Experion Holdings Pte. Ltd, which is not affiliated with the Company. Subject to regulatory approval and the exercise of its call option, Times Properties Private Limited, which is not affiliated with the Company, may acquire an interest in the Manager, reducing the interest held by KBS Asia Partners Pte. Ltd. The SREIT is expected to pay the Manager an annual base fee of 10% of annual distributable income and an annual performance fee of 25% of the increase in distributions per unit of the SREIT from the preceding year; however, there would not be any performance fee for 2019 and in 2020 such fee will be based on an increase over projected distributions per unit. In addition, for future acquisitions, the SREIT will pay the Manager an acquisition fee of 1% of the acquisition price of any real estate acquired. No acquisition fee will be paid with respect to the SREIT’s acquisition of the Portfolio. The SREIT will also pay the Manager a divestment fee of 0.5% of the sale price of any real estate sold or divested and a development management fee of 3% of the total project costs incurred for development projects, to the extent the SREIT acquires a development project. A small portion of these fees paid to the Manager will be paid to KBS Realty Advisors LLC (“KBS RA”), an affiliate of the Company’s external advisor and an entity controlled by Mr. Schreiber, for sub-advisory services. The Schreiber Trust, a trust whose beneficiaries are Charles J. Schreiber, Jr. and his family members, and the Linda Bren 2017 Trust will subscribe for an aggregate of $10.0 million of the units to be issued by the SREIT. The Schreiber Trust and the Linda Bren 2017 Trust have agreed for the benefit of the Company that they will not sell any portion of their respective units in the SREIT unless and until they have received the prior written consent of the Company, including the consent of the Company’s conflicts committee.
The units in the SREIT have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, with the exception of the units to be sold to REIT Properties III, The Schreiber Trust and the Linda Bren 2017 Trust, the units of the SREIT are being offered and sold only outside the United States in an offshore transaction pursuant to Regulation S under the Securities Act.

Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The Company can offer no assurances that the Singapore Transaction will occur on the terms described above or at all. The consummation of the Singapore Transaction is subject to a number of conditions, including, but not limited to: the ability of the SREIT to obtain sufficient equity capital and debt financing, the obtaining of necessary government approvals in Singapore and no fact or circumstance existing that could materially adversely affect the equity raise by the SREIT and listing of the units of the SREIT on the Singapore Stock Exchange. These statements also depend on factors such as: future economic, competitive and market conditions; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, each as filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: July 12, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary